ASSIGNMENT OF MANAGEMENT TERMINATION PAYMENTS
                (Mall of Memphis; Memphis, Tennessee)

      THIS ASSIGNMENT OF MANAGEMENT TERMINATION PAYMENTS (this "Assignment") is made as of the 8th day of August, 1995, and effective as of January 1, 1995, by HAHN PROPERTY MANAGEMENT CORPORATION, a California corporation (hereinafter called "Assignor") in favor of CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XI, an Illinois limited partnership (hereinafter called "Assignee").
                             WITNESSETH:
      WHEREAS, prior to May 1, 1994, Assignor was the "Manager" of the regional shopping mall commonly known as "Mall of Memphis", located in Memphis, Tennessee under that certain agreement captioned "MANAGEMENT AGREEMENT-MALL OF MEMPHIS", dated as of August 3, 1981, by and between the Partnership and Assignor, as amended by that certain letter agreement dated as of August 14, 1991, and that certain amendment captioned "SECOND AMENDMENT TO MANAGEMENT AGREEMENT-MALL OF MEMPHIS" dated as of March 2, 1992 (as amended, the "Management Agreement");
      WHEREAS, Assignor, pursuant to an assignment (the "Assignment of Management") effective as of May 1, 1994, assigned its interest under the Management Agreement to Urban Retail Properties, Co. ("Urban Retail");
      WHEREAS, in connection with the Assignment of Management, and as consideration to Assignor for relinquishing its management of the Property, Urban Retail agreed to pay to Assignor certain annual payments as described in that certain letter agreement captioned "Letter Agreement Re Management Assignment, Environmental Indemnity and Miscellaneous" dated as of the date hereof, by and among Assignor, Assignee and others (such annual payments shall be collectively referred to herein as the "Termination Payments");
      WHEREAS, Mall of Memphis Associates, a Tennessee limited partnership ("Associates"), and Assignee are concurrently herewith entering into an agreement captioned "SALE AGREEMENT", dated as of the date hereof (the "Purchase Agreement"), providing for, among other things, the purchase by Assignee from Associates of the "Subject Partnership Interest" (as defined in the Sale Agreement) and the execution of this Assignment;
      WHEREAS, Assignor desires unconditionally to assign all of Assignor's right, title and interest in and to the Termination Payments to Assignee (including, without limitation, all of Assignor's right to receive any accrued but unpaid Termination Payments), as required by the terms and provisions of the Purchase Agreement.
      WHEREAS, Assignee desires to unconditionally accept the assignment hereunder, subject to the terms hereof.
      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby unconditionally assigns, transfers and sets over unto Assignee all of its right, title and interest in and to the Termination Payments, including, without limitation, all of Assignor's right to receive any accrued but unpaid Termination Payments and Assignee hereby unconditionally accepts, subject to the terms hereof, the assignment hereunder.
      All the covenants, terms and conditions set forth or incorporated herein shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.
      IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the day, month, and year first above written.

                                 HAHN PROPERTY MANAGEMENT CORPORATION,
                                 a California corporation

                                 By: _______________________________
                                 Name: _____________________________
                                 Title: ______________________________

                                 By: _______________________________
                                 Name: _____________________________
                                 Title: ______________________________


ACCEPTED AND AGREED TO AS
OF THE DATE WRITTEN ABOVE:

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XI, an Illinois limited partnership

By:   JMB Realty Corporation,
      a Delaware corporation,
      General Partner

      By: _________________________
      Name: _______________________
      Title: ______________________
State of California   )
County of ___________ )

      On ___________________ before me, a notary public in and for said state, personally appeared _______________________________________________
and _______________________________________________ personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

      WITNESS my hand and official seal.

Signature __________________________________          (Seal)
Capacity of Signatory ______________________



State of California   )

County of ___________ )

      On ___________________ before me, a notary public in and for said state, personally appeared __________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

      WITNESS my hand and official seal.

Signature __________________________________          (Seal)
Capacity of Signatory ______________________